SOFTNET TECHNOLOGY CORP. 8-K/A April ___, 2006 (Report Date 01/23/06)
SEC Filings

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2006 (January 18, 2006)

SoftNet Technology Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-07693	74-3035831
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11 Commerce Drive, 2nd Floor
Cranford, NJ 07016
(Address of principal executive offices) (Zip Code)

(908) 497-7000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 – Completion of Acquisition or Disposition of Assets

          As disclosed in the Company’s 8-K dated January 17, 2006, the Company entered into a certain Agreement and Plan of Reorganization (the “Agreement”) with Inspara, Inc. (“InsPara”)  pursuant to which InsPara would merge with and into the Company (the “Merger”).  As disclosed on the Company's Form 8-K and Form 8-K/A, filed January 23, 2006 and February 3, 2006, respectively, the closing of the Agreement took place on January 18, 2006 and the Merger became effective retroactively to January 1, 2006.  The Company has filed the Articles of Merger with the Secretary of State of the State of Nevada.

          The Merger was accomplished pursuant to the Agreement which was attached to the Company’s Form 8-K dated January 17, 2006 and is incorporated herein by reference.  Under the Agreement, the stockholders of InsPara received, pro rata, after adjustments for fractional shares and rounding, a total of 49,999,998 shares of this Company’s Common Stock (the “Acquisition Shares”).  The Acquisition Shares are unregistered and will only be free trading upon the effectiveness of a Registration Statement filed with the Securities and Exchange Commission for the Acquisition Shares, or an exemption from the registration thereof.  Immediately following the closing of the Merger, Doug Wetzel resigned from the Board of Directors of the Company and Kevin Holt, the Chairman and C.E.O. of InsPara, was appointed to fill the vacancy created by Mr. Wetzel’s resignation.  Prior to the execution of the Agreement, there were no material relationships between (i) InsPara or any of its affiliates, or any officer or director of InsPara, and (ii) the Company or any of its affiliates, or any officer or director of the Company.

          This Amendment of the Current Report on Form 8-K/A provides the required financial information and amends Item 9.01(a) and (b) of the Current Report on Form 8-K filed by SoftNet Technology Corp. on January 23, 2006.

Item 9.01 – Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

•	The following financial statements of Inspara Networking Technologies, Inc. are being filed with this report as Exhibit 99.1:

•	Report of Independent Registered Public Accounting Firm;

•	Balance Sheet as of December 31, 2004 and September 30, 2005(unaudited);

•	Statements of Operations for the years ended December 31, 2004 and 2003 and for the nine months ended September 30, 2005 and 2004(unaudited);

•	Statements of Changes in Stockholders’ Equity for the years ended December 31, 2003 and 2004 and for the nine months ended September 30, 2005(unaudited);

•	Statements of Cash Flows for the years ended December 31, 2004 and 2003 and for the nine months ended September 30,2005 and 2004(unaudited); and

•	Notes to Financial Statements.

(b)	The following pro forma financial information is being filed with this report as Exhibit 99.2:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2005;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2005;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended December 31, 2004; and

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

          The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what SoftNet Technology Corp.'s ("SoftNet") financial position or results of operations actually would have been had SoftNet completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

(c)	Exhibits

Exhibit Number	Description

99.1	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOFTNET TECHNOLOGY CORP.

Date: April 10, 2006	By:	/s/ James M . Farinella
James M. Farinella
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)